                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13
Dividend Reinvestment Plan....................... 18

VKL SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                       [PHOTO]
management. More recently, on February
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you          DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller
                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a concentration in high-quality bonds. As of April 30, approximately 57 percent of the Trust's long-term investments were rated AAA, the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group. Most of the AAA-rated bonds are insured securities, which are extremely liquid and provide the potential for safety of principal. These bonds have tended to perform better when interest rates are falling, which was not the case for most of the period. In addition, approximately 23 percent of long-term investments were rated AA or A, and approximately 20 percent were rated BBB or below or were non-rated. BBB is the lowest credit rating Standard & Poor's assigns to bonds in the investment-grade category.

                                  [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF APRIL 30, 1997

                       B .......................  5.1%
                       BBB ..................... 13.7%
                       A ....................... 14.5%
                       AA ......................  8.4%
                       AAA ..................... 56.9%
                       Non-Rated ................ 1.4%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover was moderate during the reporting period because market conditions offered few opportunities to add value over existing holdings. The average yield of bonds in the portfolio was higher than yields available in the market during the period. Activity was also limited by the tight spreads between yields of AAA-rated bonds and lower-rated bonds. As a result, there was often not enough yield reward to justify the additional credit risk of purchasing lower-rated securities.
    Despite tight credit spreads in the municipal market, the Trust was able to purchase two attractively priced uninsured issues--New York State Dormitory Authority and Houston Airport bonds. As a result of these acquisitions, the percentage of bonds rated BBB and below increased slightly. Water and sewer revenue bonds, which had been purchased earlier in the period, were sold in order to finance these acquisitions.
    We continued to maintain the Trust's largest industry concentrations in health care, single-family housing, and transportation. Over the reporting period, portfolio exposure to health care rose slightly while its exposure to higher education declined. The health-care sector continues to improve financially as facilities focus on keeping expenses under control, serving the requirements of managed care organizations, and competing with one

                                                         Continued on page three
another in order to expand their market share. When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    We maintained a relatively short duration in order to potentially reduce the Trust's volatility to rate increases. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with long durations have tended to perform better when rates are falling, and portfolios with short durations have tended to perform better when rates are rising. At the end of the period, the Trust's duration stood at 7.03 years compared to 8.10 years for the Lehman Brothers Municipal Bond Index benchmark. Earlier in the year, the duration of the Trust was substantially longer, a factor that had a negative impact on performance when interest rates rose.

                                  [BAR CHART]

Six-month Dividend History
For the Period Ended April 30, 1997

Distribution per Share

                Nov 1996 .............................. $.0575
                Dec 1996 .............................. $.0575
                Jan 1997 .............................. $.0575
                Feb 1997 .............................. $.0575
                Mar 1997 .............................. $.0575
                Apr 1997 .............................. $.0575

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Select Sector Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 5.62 percent(1). The Trust offered a tax-exempt distribution rate of 6.34 percent(3), based on the closing common stock price of $10.875 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 9.91 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 14.7 percent discount to its net asset value of $12.75.

                                                          Continued on page four

      Top Five Portfolio Industry Holdings by Sector as of April 30, 1997*
                    Health Care....................... 21.3%
                    Transportation.................... 18.2%
                    Housing........................... 15.9%
                    Utilities......................... 12.6%
                    Education......................... 12.5%

                    *As a Percentage of Long-Term
                    Investments

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

    [SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

    [SIG]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    5.62%
Six-month total return based on NAV(2).....................    1.34%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
  price(3).................................................    6.34%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)....................................    9.91%

 SHARE VALUATIONS
Net asset value............................................  $ 12.75
Closing common stock price.................................  $10.875
Six-month high common stock price (03/11/97)...............  $11.000
Six-month low common stock price (04/11/97)................  $10.375
Preferred share (Series A) rate(5).........................   4.200%
Preferred share (Series B) rate(5).........................   3.570%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALASKA  1.4%
$1,500   Alaska St Hsg Fin Corp Ser A Rfdg...............    5.000%   12/01/18  $ 1,331,310
                                                                                ------------
         CALIFORNIA  8.8%
 3,900   Los Angeles Cnty, CA Metro Tran Auth Sales Tax
         Rev Ser A Rfdg (FGIC Insd)......................    5.000    07/01/21    3,471,351
 3,000   Los Angeles, CA Regl Arpts Impt Corp Lease Rev
         Los Angeles Intl Arpt (FSA Insd)................    6.700    01/01/22    3,181,920
 1,500   Orange County, CA Recovery Ctfs Partn Ser A
         (MBIA Insd).....................................    6.000    07/01/07    1,597,380
                                                                                ------------
                                                                                  8,250,651
                                                                                ------------
         COLORADO  6.5%
 1,000   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................    6.100    12/01/16    1,004,580
 2,195   Colorado Hsg Fin Auth Single Family Prog Sr Ser
         E...............................................    8.125    12/01/24    2,403,415
 2,500   Meridian Metro Dist CO Rfdg.....................    7.000    12/01/01    2,647,950
                                                                                ------------
                                                                                  6,055,945
                                                                                ------------
         CONNECTICUT  1.1%
 1,000   Connecticut St Dev Auth Wtr Fac Rev Bridgeport
         Hydraulic.......................................    6.150    04/01/35    1,001,610
                                                                                ------------
         HAWAII  1.1%
 1,000   Hawaii St Arpts Sys Rev (FGIC Insd).............    7.000    07/01/10    1,084,120
                                                                                ------------
         ILLINOIS  1.1%
 1,000   Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
         Cent Ser A Rfdg.................................    8.800    06/01/06    1,022,590
                                                                                ------------
         INDIANA  4.0%
 3,450   Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of
         IN (MBIA Insd)..................................    6.850    07/01/22    3,738,903
                                                                                ------------
         KENTUCKY  5.4%
 1,280   Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg (MBIA
         Insd)...........................................    6.100    03/01/07    1,306,624
 4,000   Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)...................    5.300    05/15/19    3,736,360
                                                                                ------------
                                                                                  5,042,984
                                                                                ------------
         LOUISIANA  6.1%
 1,750   Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Proj A (AMBAC Insd)..............    6.875    07/01/24    1,907,448
 3,500   Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
         & Lt Co Proj A (FSA Insd).......................    7.500    06/01/21    3,829,770
                                                                                ------------
                                                                                  5,737,218
                                                                                ------------
         MAINE  4.3%
 4,000   Maine Muni Bond Bk Ser A Rfdg...................    5.375    11/01/08    4,025,840
                                                                                ------------
         MASSACHUSETTS  3.4%
 2,195   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A..............................    6.000    10/01/23    1,932,193
 1,235   Massachusetts St Indl Fin Agy Rev (c)...........    6.750    12/01/20    1,285,314
                                                                                ------------
                                                                                  3,217,507
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         MICHIGAN  4.7%
$1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope
         College Rfdg (Connie Lee Insd)..................    7.000%   10/01/13  $ 1,742,898
 2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit
         Edison Co College Rfdg (FGIC Insd)..............    6.950    09/01/21    2,700,075
                                                                                ------------
                                                                                  4,442,973
                                                                                ------------
         MISSOURI  5.6%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
         Hlthcare Ser AA Rfdg (MBIA Insd)................    6.400    06/01/10    4,234,139
 1,000   Saint Charles Cnty, MO Indl Dev Auth Indl Rev
         Dev Westchester Vlg Apts Ser A Rfdg (FNMA
         Collateralized).................................    6.150    02/01/27    1,002,220
                                                                                ------------
                                                                                  5,236,359
                                                                                ------------
         NEVADA  2.0%
 1,780   Nevada Hsg Div Single Family Prog Ser E (FHA
         Gtd)............................................    6.900    10/01/14    1,860,545
                                                                                ------------
         NEW JERSEY  3.6%
 1,340   New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Proj Ser A...................    6.200    12/01/10    1,360,837
 2,000   New Jersey HlthCare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd)......................    6.000    07/01/14    2,058,740
                                                                                ------------
                                                                                  3,419,577
                                                                                ------------
         NEW YORK  17.0%
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd)...............    6.550    10/01/15    2,079,900
 1,000   New York City Adj Subser A1 (Embedded Swap).....    5.570    08/01/12      940,000
 1,000   New York City Ser H (FSA Insd)..................    7.000    02/01/21    1,087,680
 4,000   New York St Dorm Auth Rev City Univ Ser F.......    5.000    07/01/14    3,525,720
 2,500   New York St Dorm Auth Rev Mental Hlth Svcs Facs
         Ser B...........................................    5.750    08/15/11    2,463,875
 2,500   New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg............................................    5.250    05/15/09    2,421,900
 3,100   New York St Med Care Fac Fin Agy Rev NY Hosp Ser
         A (AMBAC Insd)..................................    6.800    08/15/24    3,379,465
                                                                                ------------
                                                                                 15,898,540
                                                                                ------------
         OHIO  1.2%
 1,500   Akron, Ohio Ctfs Partn Akron Muni Baseball
         Stadium Proj (b)................................  0/6.900    12/01/16    1,132,575
                                                                                ------------
         OKLAHOMA  2.3%
 2,000   Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Prog Ser A (GNMA
         Collateralized).................................    7.050    09/01/26    2,156,920
                                                                                ------------
         TEXAS  9.4%
 3,000   Houston, TX Apts Sys Rev Spl Facs Continental
         Airline Ser B...................................    6.125    07/15/27    2,873,760
 1,425   Tarrant Cnty, TX Jr College Dist................    5.050    02/15/10    1,373,500
 2,935   Texas Hsg Agy Residential Dev Rev Mtg Ser D
         (GNMA Collateralized)...........................    8.400    01/01/21    3,065,696
 1,435   Texas St Higher Edl Coordinating Brd College
         Student Ln Rev Sr Lien..........................    7.700    10/01/25    1,512,188
                                                                                ------------
                                                                                  8,825,144
                                                                                ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------

         VIRGINIA  4.6%
$2,885   Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev
         Ogden Martin Sys Ser A..........................    7.750%   02/01/11  $ 3,086,633
 1,250   Fairfax Cnty, VA Indl Dev Auth Rev Inova Hlth
         Sys Hosp Proj Rfdg (FSA Insd)...................    5.000    08/15/13    1,178,713
                                                                                ------------
                                                                                  4,265,346
                                                                                ------------
         WISCONSIN  1.1%
   940   Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser F...........................................    7.550    07/01/26    1,004,681
                                                                                ------------
         PUERTO RICO  5.5%
 4,800   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y (Embedded Cap) (FSA Insd).....................    5.730     7/01/21    5,166,048
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  100.2%
  (Cost $89,562,697) (a)......................................................   93,917,386
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2)%.................................     (202,137)
                                                                                ------------
NET ASSETS  100.0%............................................................  $93,715,249
                                                                                ===========

(a) At April 30, 1997, for federal income tax purposes, cost is $89,562,697; the aggregate gross unrealized appreciation is $4,462,324 and the aggregate gross unrealized depreciation is $320,942, resulting in net unrealized appreciation including open futures transactions of $4,141,382.

(b) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(c) Asset segregated as collateral for open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $89,562,697)
  (Note 1)..................................................  $93,917,386
Receivables:
  Interest..................................................    1,736,128
  Securities Sold...........................................       46,494
Unamortized Organizational Costs (Note 1)...................       12,569
                                                              -----------
      Total Assets..........................................   95,712,577
                                                              -----------
LIABILITIES:
Payables:
  Securities Purchased......................................    1,315,876
  Custodian Bank............................................      368,988
  Income Distributions -- Common and Preferred Shares.......       89,408
  Investment Advisory and Administrative Fees (Note 2)......       53,749
  Variation Margin on Futures (Note 4)......................       34,375
  Affiliates (Note 2).......................................        3,793
Accrued Expenses............................................       74,381
Deferred Compensation and Retirement Plans (Note 2).........       56,758
                                                              -----------
      Total Liabilities.....................................    1,997,328
                                                              -----------
NET ASSETS..................................................  $93,715,249
                                                              -----------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share) (Note 5)...............................  $34,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................       46,821
Paid in Surplus.............................................   64,532,602
Net Unrealized Appreciation on Securities...................    4,141,382
Accumulated Undistributed Net Investment Income.............      337,270
Accumulated Net Realized Loss on Securities.................   (9,342,826)
                                                              -----------
      Net Assets Applicable to Common Shares................   59,715,249
                                                              -----------
NET ASSETS..................................................  $93,715,249
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($59,715,249 divided by
  4,682,128 shares outstanding).............................  $     12.75
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 2,735,031
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees (Note 2)........      328,112
Preferred Share Maintenance (Note 5)........................       58,302
Trustees Fees and Expenses (Note 2).........................       11,222
Custody.....................................................        6,516
Legal (Note 2)..............................................        5,792
Amortization of Organizational Costs (Note 1)...............        3,966
Other.......................................................       48,146
                                                              -----------
    Total Expenses..........................................      462,056
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,272,975
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $   276,722
  Futures...................................................        3,477
                                                              -----------
Net Realized Gain on Securities.............................      280,199
                                                              -----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    5,276,492
                                                              -----------
  End of the Period:
    Investments.............................................    4,354,689
    Futures.................................................     (213,307)
                                                              -----------
                                                                4,141,382
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (1,135,110)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $  (854,911)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,418,064
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1997 and
                  the Year Ended October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended       Year Ended
                                                         April 30, 1997     October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 2,272,975         $ 4,601,328
Net Realized Gain on Securities........................       280,199             219,053
Net Unrealized Appreciation/Depreciation on
  Securities During the Period.........................    (1,135,110)             95,429
                                                          -----------         -----------
Change in Net Assets from Operations...................     1,418,064           4,915,810
                                                          -----------         -----------
Distributions from Net Investment Income:
  Common Shares........................................    (1,615,288)         (3,242,307)
  Preferred Shares.....................................      (592,621)         (1,231,813)
                                                          -----------         -----------
Total Distributions....................................    (2,207,909)         (4,474,120)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      (789,845)            441,690
NET ASSETS:
Beginning of the Period................................    94,505,094          94,063,404
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $337,270 and $272,204,
  respectively)........................................   $93,715,249         $94,505,094
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    November 26, 1993
                                                                                      (Commencement
                                                        Year Ended    Year Ended      of Investment
                                     Six Months Ended   October 31,   October 31,    Operations) to
                                      April 30, 1997       1996          1995       October 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a)........................          $12.923       $12.828       $11.507             $13.783
                                              -------       -------       -------             -------
Net Investment Income...............             .486          .983          .992                .894
Net Realized and Unrealized
  Gain/Loss on Securities...........            (.183)         .068         1.391              (2.377)
                                              -------       -------       -------             -------
Total from Investment Operations....             .303         1.051         2.383              (1.483)
                                              -------       -------       -------             -------
Less Distributions from Net
  Investment Income:
  Paid to Common Shareholders.......             .345          .693          .774                .621
  Common Share Equivalent of
    Distributions Paid to Preferred
    Shareholders....................             .127          .263          .288                .172
                                              -------       -------       -------             -------
Total Distributions.................             .472          .956         1.062                .793
                                              -------       -------       -------             -------
Net Asset Value, End of the
  Period............................          $12.754       $12.923       $12.828             $11.507
                                              =======       =======       =======             =======
Market Price Per Share at End of the
  Period............................          $10.875       $10.625       $10.750              $9.625
Total Investment Return at Market
  Price (b).........................            5.62%*        5.35%        19.87%             (27.90%)*
Total Return at Net Asset Value
  (c)...............................            1.34%*        6.29%        18.75%             (14.18%)*
Net Assets at End of the Period (In
  millions).........................            $93.7         $94.5         $94.1               $87.9
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares............................            1.55%         1.55%         1.68%               1.58%
Ratio of Expenses to Average Net
  Assets............................             .99%          .99%         1.05%               1.04%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d).................            5.65%         5.62%         5.77%               6.06%
Portfolio Turnover..................              19%*          47%           84%                224%*

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Select Sector Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At April 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $9,623,025 which will expire between October 31, 2002 and October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $5,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

    At April 30, 1997, VKAC owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,385,411 and $17,752,383, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended April 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at October 31, 1996.............................       -0-
Futures Opened..............................................       175
Futures Closed..............................................       (75)
                                                                  ----
Outstanding at April 30, 1997...............................       100
                                                                  ====

    The futures contracts outstanding as of April 30, 1997, and the description and unrealized depreciation are as follows:

                                                                 UNREALIZED
                                                   CONTRACTS    DEPRECIATION
----------------------------------------------------------------------------
U.S. Treasury Bond Futures
  June 1997--Sells to Open (Current Notional Value
     of $109,281 per contract)....................    100         $213,307
                                                      ===         ========

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on April 30, 1997, was 3.885%. During the six months ended April 30, 1997, the rates ranged from 3.250% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

           VAN KAMPEN AMERICAN CAPITAL SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.